EXHIBIT 10.2

AMENDMENT AND RESTATEMENT AGREEMENT
dated as of JUNE 30, 2016
among
VML US FINANCE LLC,
as Borrower,
GUARANTORS PARTY HERETO,
LENDERS PARTY HERETO
and
BANK OF CHINA LIMITED, MACAU BRANCH,
as Administrative Agent and Collateral Agent
___________________________________________
BANK OF CHINA LIMITED, MACAU BRANCH, INDUSTRIAL AND
COMMERCIAL BANK OF CHINA (MACAU) LIMITED, BANK OF AMERICA, N.A.,
BANK OF COMMUNICATIONS CO., LTD. MACAU BRANCH,
BARCLAYS BANK PLC and GOLDMAN SACHS BANK USA,
as New Initial Term Loan Global Coordinators and New Initial Term Loan Lead Arrangers,

OVERSEA-CHINESE BANKING CORPORATION LIMITED and UNITED OVERSEAS BANK LIMITED,
as New Initial Term Loan Senior Managers,

SUMITOMO MITSUI BANKING CORPORATION, BNP PARIBAS HONG KONG BRANCH,
WING LUNG BANK LTD., MACAU BRANCH,  BANCO NACIONAL, ULTRAMARINO, S.A., DBS BANK LTD.,
THE BANK OF NOVA SCOTIA, CITIBANK, N.A., HONG KONG BRANCH, TAI FUNG BANK LIMITED,
FIRST COMMERCIAL BANK MACAU BRANCH, BANK SINOPAC COMPANY LIMITED, MACAU BRANCH and
E.SUN COMMERCIAL BANK, LTD., HONG KONG BRANCH
as New Initial Term Loan Managers
____________________________________________

AMENDMENT AND RESTATEMENT AGREEMENT dated as of June 30, 2016 (this “Amendment”), among VML US FINANCE LLC, a Delaware limited liability company (the “Borrower”), VENETIAN MACAU LIMITED, a Macau corporation (the “Company”), the other GUARANTORS party hereto, the LENDERS party hereto and BANK OF CHINA LIMITED, MACAU BRANCH, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, the “Collateral Agent”) under the Amended and Restated Credit Agreement, dated as of March 31, 2014 (as amended by the 2015 Joinder Agreement and as otherwise amended prior to the date hereof, the “2014 Credit Agreement”), among the Borrower, the Company, the Lenders party thereto from time to time and the agents, arrangers, coordinators and bookrunners party thereto.
A.          Pursuant to the 2014 Credit Agreement, the Lenders have extended credit to the Borrower in an approximate aggregate amount equal to $5,386,828,593, consisting of (i) the Dollar Equivalent (such capitalized term and other capitalized terms used in these recitals have the meanings given in Section 1 below) of $2,386,828,592.94 initial aggregate principal amount of Extended Initial Term Loans (as defined in the 2014 Credit Agreement) (the “Existing Extended Initial Term Loans”), (ii) the Dollar Equivalent of $1,000,000,000 initial aggregate principal amount of Series A New Term Loans (the “Series A New Term Loans” and, together with the Existing Extended Initial Term Loans, the “Existing Term Loans”) and (iii) up to  $2,000,000,000 aggregate principal amount of Revolving Loan Commitments (as defined in the 2014 Credit Agreement), in each case as of the 2014 Restatement Date.
B.          The Borrower has requested that the 2014 Credit Agreement be amended and restated in the form of the Second Amended and Restated Credit Agreement attached hereto as Annex A (the 2014 Credit Agreement, as so amended and restated, being referred to as the “Amended Credit Agreement”) to modify the terms and conditions of the 2014 Credit Agreement to, among other things, allow the Borrower to (a) extend the final maturity and the scheduled amortization payment dates of the Existing Term Loans of the existing Lenders consenting hereto, (b) provide additional term loans under the Amended Credit Agreement in an aggregate principal amount equal to the Dollar Equivalent of $1,000,000,000 and (c)  make certain other changes to the 2014 Credit Agreement.
C.          Upon the 2016 Restatement Date, the outstanding Existing Term Loans of each Lender that consents to this Amendment (each an “Extending Initial Term Lender”) by executing and delivering to the Administrative Agent (or its counsel), on or prior to 5:00 p.m., Hong Kong time, on June 30, 2016 (the “Delivery Time”), a signature page to this Amendment will be converted into Extended Initial Term Loans (each Lender with an outstanding Existing Term Loan that does not so consent being referred to herein as a “Declining Initial Term Lender”).
Accordingly, the parties hereto hereby agree as follows:

SECTION 1.             Defined Terms.  All capitalized terms used but not defined herein shall have the meanings given to them in the Amended Credit Agreement.  As used in this Amendment, the following term has the meaning specified below:
“Authorized Officer” means, relative to any Loan Party, those of its officers, directors, attorneys, general partners or managing members (as applicable) or those of the officers of the general partners or managing members (as applicable) whose signatures and incumbency shall have been certified to the Administrative Agent, the Lenders and the Issuing Lenders pursuant to Section 7(b) hereof.
SECTION 2.             Amendment and Restatement of the 2014 Credit Agreement; Execution of the Amendment.  (a) Effective as of the 2016 Restatement Date, the 2014 Credit Agreement is hereby amended and restated in the form of Annex A hereto, showing additions in blue with underline, deletions in red with strikethrough and relocations in green with underline or strikethrough, as applicable.  The Administrative Agent is hereby directed and authorized to date the Amended Credit Agreement as of the 2016 Restatement Date.
(b)          Effective as of the 2016 Restatement Date, (x) the exhibits set forth as Exhibits A‑1, A-2, A-3, B-1, B-2, B-3, C-2, C-3, D-1, D-2, E-4, E-12, E-13, E-14-I, E-14-II, E-14-III, E-14-IV, H-1, H-2, L-1, L-2, P, Q, R, U, V and W in the instrument delivered pursuant to Section 7(j) of this Amendment (collectively, the “Amended Exhibits”) shall be inserted into the exhibits to the Amended Credit Agreement and replace the existing Exhibits A‑1, A-2, A-3, B-1, B-2, B-3, C-2, C-3, D-1, D-2, E-4, E-12, E-13, E-14-I, E-14-II, E-14-III, E-14-IV, H-1, H-2, L-1, L-2, P, Q, R, U, V and W, respectively, and (y) the exhibits E-1-I, E-1-II, E-1-III, E-3-I, E-3-II, E-5, E-6-I, E-6-II, E-6-III, E-7, E-8, E-9, E-10-I, E-10-II, E-11, E-15, O and T to the 2014 Credit Agreement, each as in effect immediately prior to the 2016 Restatement Date, shall continue to be the exhibits E-1-I, E-1-II, E-1-III, E-3-I, E-3-II, E-5, E-6-I, E-6-II, E-6-III, E-7, E-8, E-9, E-10-I, E-10-II, E-11 (broken out as E-11-I, E-11-II and E-11-III), E-15, O and T, respectively, to the Amended Credit Agreement.
(c)          Effective as of the 2016 Restatement Date, (x) the schedules set forth as Schedules 1A, 1B, 1C, 1D, 2.1, 5.2, 5.5, 5.13, 5.16B, 5.17B, 7.1, 7.2, 7.3, 7.5, 7.7, 7.10(ii), 7.10(xix) and 10.9 in the instrument delivered pursuant to Section 7(j) of this Amendment (collectively, the “Amended Schedules”) shall be inserted into the schedules to the Amended Credit Agreement and replace the existing Schedules 1A, 1B, 1C, 1D, 2.1, 5.2, 5.5, 5.13, 5.16B, 5.17B, 7.1, 7.2, 7.3, 7.5, 7.7, 7.10(ii), 7.10(xix) and 10.9, respectively and (y) the schedules set forth as Schedules 1E and 1F in the instrument delivered pursuant to Section 7(j) of this Amendment (collectively, the “New Schedules”) shall be inserted into the schedules to the Amended Credit Agreement.
(d)          Bank of China Limited, Macau Branch is hereby directed by the undersigned Lenders to enter into, in the relevant capacity as Administrative Agent or Collateral Agent, as applicable, the Loan Documents set forth in clause (b) of Section 7  and Section 9 hereof and to take such other actions as may be necessary or reasonably requested by the Loan Parties to give effect to the transactions contemplated by this Amendment, the Amended Credit Agreement and such other Loan Documents.  The undersigned Lenders further consent to (and direct the Administrative Agent and the Collateral Agent, as applicable, to consent to, on behalf of the Secured Parties) the termination of or entry into (or the amendment to or amendment and restatement or reaffirmation of) any Loan Document by the Administrative Agent or the Collateral Agent, as applicable, deemed necessary or reasonably requested by the Loan Parties to release, perfect or continue the perfection (with the applicable priority) of the liens securing the Obligations.
SECTION 3.             Existing Term Loans.  Subject to the terms and conditions set forth herein and in the Amended Credit Agreement, as of the 2016 Restatement Date, each Extending Initial Term Lender agrees that its Existing Term Loan will be modified to become an Extended Initial Term Loan of like outstanding principal amount and in the same currency.  The Existing Term Loans of each Declining Initial Term Lender shall remain outstanding as Non-Extended Initial Term Loans.  The Interest Periods and Adjusted Eurodollar Rates or HIBOR Rates, as applicable, in effect for the Existing Term Loans immediately prior to the 2016 Restatement Date shall remain in effect for the Non-Extended Initial Term Loans and the Extended Initial Term Loans resulting from the effectiveness of this Amendment on the 2016 Restatement Date, notwithstanding any contrary provision of Section 2.2 of the 2014 Credit Agreement or the Amended Credit Agreement.
SECTION 4.             New Initial Term Loans.  (a) Each Person that submits a signature page hereto as a New Initial Term Lender (the “New Initial Term Lenders”) hereby agrees to provide its respective commitment as set forth on Schedule A annexed hereto (the “New Initial Term Commitments”) to make a term loan on the 2016 Restatement Date in the amount of such New Initial Term Commitment (the “New Initial Term Loans”), on the terms and subject to the conditions set forth in this Amendment and the Amended Credit Agreement. As of the 2016 Restatement Date, each New Initial Term Lender, to the extent not already a Lender, will become a Lender under the Amended Credit Agreement.
(a)          Each New Initial Term Lender (i) confirms that it has received a copy of the Amended Credit Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment; (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender or Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Amended Credit Agreement and the other Loan Documents; (iii) appoints and authorizes Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Amended Credit Agreement and the other Loan Documents as are delegated to Administrative Agent, by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Amended Credit Agreement are required to be performed by it as a Lender.
SECTION 5.            Fees.  (a) The Borrower agrees to pay to the Administrative Agent, on the 2016 Restatement Date,  for the account of each Extending Initial Term Lender that transmits its executed counterpart of this Amendment, indicating its consent hereto, to the Administrative Agent on or prior to the Delivery Time (a “Consenting Extending Initial Term Lender”), an extension fee in an amount equal to 0.50% of the aggregate principal amount of the

Existing Term Loans which will constitute Extended Initial Term Loans, held by such Extending Initial Term Lender as of the 2016 Restatement Date.
(a)          Borrower agrees to pay to the Administrative Agent, on the 2016 Restatement Date, for the account of each New Initial Term Lender, an upfront fee in the amount set forth opposite the name of such New Initial Term Lender on Schedule B annexed hereto.
(b)          Borrower agrees to pay to the Administrative Agent, on the 2016 Restatement Date, for the account of each Consenting Extending Initial Term Lender that is also a New Initial Term Lender, an additional fee in the amount set forth opposite the name of such Lender on Schedule C annexed hereto.
SECTION 6.             Representations and Warranties. To induce the other parties hereto to enter into this Amendment, each of the Company and the Borrower represents and warrants to each of the other parties hereto, that: (a) the representations and warranties set forth in Section 5 of the Amended Credit Agreement and the other Loan Documents are true, correct and complete in all material respects on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case they were true, correct and complete in all material respects as of such earlier date and (b) after giving effect to this Amendment, no Event of Default or Potential Event of Default has occurred and is continuing.
SECTION 7.             Conditions to the Occurrence of the 2016 Restatement Date.  The Amended Credit Agreement shall become effective as of the first date (the “2016 Restatement Date”) that each of the following conditions have been satisfied:
(a)          This Amendment has become effective pursuant to Section 9 below.
(b)          Delivery to the Collateral Agent of (i) the amendment to or modification of each of the Foreign Security Agreements set forth on Schedule D hereto (as in effect immediately prior to the 2016 Restatement Date) and (ii) each of the Foreign Security Agreements set forth on Schedule E hereto, in each case, dated on or before the 2016 Restatement Date, duly executed and delivered by an Authorized Officer of the applicable Loan Party and, to the extent required, notarized, stamped and in appropriate form for filing with the government of Macau SAR.
(c)          The Administrative Agent shall have received, with respect to each Loan Party, (i) copies of the Organizational Documents of such Person, certified by the Secretary of State or functional equivalent of its jurisdiction of organization if such certification is generally available dated a recent date prior to the 2016 Restatement Date and in each other case, by such Person’s secretary or assistant secretary, including the Usufruct Agreements in respect of the Loan Parties organized under the laws of Macau SAR, to the extent applicable; (ii) signature and incumbency certificates of the officers of such Person executing the Loan Documents being executed on or prior to the 2016 Restatement Date to which it is a party; (iii) resolutions of the Shareholders General Meeting and Declarations from the Directors or resolutions of the Board of Directors or sole member, as applicable, of such Person approving and authorizing the execution, delivery and performance of this Amendment and the other Loan Documents being executed or amended or amended and restated on or prior to the 2016 Restatement Date to which it is a party, certified as of the 2016 Restatement Date by its secretary or an assistant secretary as being in full force and effect without modification or amendment; and (iv) to the extent available, a good standing certificate from its jurisdiction of organization and a certificate or other evidence of good standing as to payment of any applicable franchise or similar taxes from the appropriate taxing authority of such jurisdiction, or, in the case of each Macau corporation, certificates issued by each of the Macau Companies Registry, the Courts of Macau SAR and the Tax Department of Macau SAR (together with an English translation) confirming that such Person exists and that no bankruptcy or other proceedings customarily covered by such certificates have been filed against such Person and such Person is in good standing as to payment of any taxes levied by the Tax Department of Macau SAR, each dated a recent date prior to the 2016 Restatement Date.
(d)          The Administrative Agent shall have received copies of written opinions of (i) Simpson Thacher & Bartlett LLP, counsel for the Loan Parties, and (ii) Sá Carneiro & Pinheiro Torres, Macau counsel for the Loan Parties, each in form and substance reasonably satisfactory to the Administrative Agent, the Arrangers and their respective counsel, dated as of the 2016 Restatement Date and setting forth substantially the matters in the opinions designated in Exhibits H‑1 and H‑2 of the Amended Exhibits, respectively, and as to such other matters as the Administrative Agent or any Arranger may reasonably request.  The Company hereby acknowledges and confirms that it has requested such counsel to deliver such opinions to the Lenders.
(e)          The Borrower shall have paid (or irrevocably directed the Administrative Agent to pay) to the Arrangers and the Administrative Agent, for distribution (as appropriate) to the Lenders, the fees payable on the 2016 Restatement Date referred to in Section 5 hereof and subsection 2.3 of the Amended Credit Agreement and all other costs, expenses and fees owing to any Arranger or any Agent.
(f)          The Lenders shall have received a Financial Condition Certificate from the Company dated the 2016 Restatement Date, substantially in the form of Exhibit C-3 of the Amended Exhibits and with appropriate attachments and otherwise reasonably satisfactory to the Arrangers and the Administrative Agent, demonstrating that, after giving effect to the transactions contemplated by this Amendment and the other Loan Documents, the Loan Parties taken as a whole will be Solvent.
(g)          The government of Macau SAR shall have approved the entry by the Company into this Amendment and the Amended Credit Agreement or, if such approval has not been granted, the Arrangers and the Borrower shall have reasonably agreed to any amendments necessary to receive such approval and, after giving effect to any such amendments, this Amendment and the Amended Credit Agreement shall be in form and substance reasonably satisfactory to the Arrangers and the Borrower.
(h)          The Administrative Agent shall have received a letter from Corporate Services Company or any other Person reasonably satisfactory to the Arrangers consenting to, or confirming, its appointment by each Loan Party in each case in form and substance acceptable to the Arrangers, as each such Person’s agent to receive service of process in New York, New York.
(i)          The Administrative Agent shall have received all Term Loan Notes requested by New Initial Term Lenders (which requests, if any, shall have been made at least five Business Days prior to the 2016 Restatement Date) executed by the Borrower.
(j)          Each Amended Exhibit, Amended Schedule and New Schedule shall have been agreed between all of the Arrangers and the Borrower, as evidenced by an instrument executed by the Administrative Agent and the Borrower and attaching the agreed form of each such Exhibit and Schedule.
SECTION 8.             Reaffirmation.  Each of the Borrower and the Guarantors, by its signature below, hereby (a) confirms (except as contemplated by Section 10(e) below) its respective guarantees, pledges and grants of security interests, as applicable, under each of the Loan Documents (as amended, amended and restated or entered into as contemplated hereby) to which it is a party, and agrees that, notwithstanding the effectiveness of this Amendment or the Amended Credit Agreement, such guarantees, pledges and grants of security interests shall continue to be in full force and effect and shall continue to accrue to the benefit of the Lenders and the Secured Parties and (b) confirms that all of the representations and warranties made by it contained in the Amended Credit Agreement and each of the other Loan Documents (as amended, amended and restated or entered into as contemplated hereby) are true, correct and complete in all material respects on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case they were true, correct and complete in all material respects as of such earlier date.
SECTION 9.             Effectiveness of this Amendment. The Administrative Agent is hereby directed and authorized to date this Amendment, and this Amendment shall become effective on such date (the “2016 Amendment Agreement Effective Date”), upon receipt by the Administrative Agent (or its counsel) of counterparts of this Amendment that, when taken together, bear the signatures of (i) the Borrower, (ii) the Guarantors, (iii) the Requisite Lenders, (iv) the Administrative Agent, (v) the Collateral Agent, (vi) each Extending Initial Term Lender and (vii) each New Initial Term Lender.
SECTION 10.          Effect of Restatement.  (a) The Amended Credit Agreement shall, except as otherwise expressly set forth therein, supersede the 2014 Credit Agreement from and after the 2016 Restatement Date with respect to the transactions under the Amended Credit Agreement and with respect to the Term Loans outstanding under the 2014 Credit Agreement as of the 2016 Restatement Date.  All references in the other Loan Documents to the 2014 Credit Agreement shall be deemed to refer without further amendment to the Amended Credit Agreement.
(b)          Except as expressly provided herein or in the Amended Credit Agreement, neither this Amendment nor the effectiveness of the Amended Credit Agreement shall extinguish the Obligations for the payment of money outstanding under the 2014 Credit Agreement or discharge or release the lien or priority of any Loan Document or any other security therefor or any guarantee thereof, and the liens and security interests in favor of the Collateral Agent for the benefit of the Secured Parties securing payment of the Obligations are in all respects continuing and in full force and effect with respect to all Obligations.  Nothing herein contained shall be construed as a substitution or novation, or a payment and reborrowing, or a termination, of the Obligations outstanding under the 2014 Credit Agreement or instruments guaranteeing or securing the same, which shall remain in full force and effect, except as modified hereby or by instruments executed concurrently herewith.  Except as expressly provided herein (including, without limitation Section 10(e) below) or in the Amended Credit Agreement, nothing in this Amendment, the Amended Credit Agreement or any other document contemplated hereby or thereby shall be construed as a release or other discharge of the Borrower under the 2014 Credit Agreement or the Borrower or any other Loan Party under any Loan Document from any of its obligations and liabilities thereunder, and such obligations are in all respects continuing with only the terms being modified as provided in this Amendment and in the Amended Credit Agreement.
(c)          The 2014 Credit Agreement and each of the other Loan Documents shall remain in full force and effect, until and except as modified hereby.  This Amendment shall constitute a Loan Document for all purposes of the 2014 Credit Agreement and the Amended Credit Agreement.
(d)          Notwithstanding anything to the contrary in the Amended Credit Agreement, on and after the 2016 Restatement Date, none of the Loan Parties shall be required to renew, amend or otherwise maintain effectiveness of, or be in compliance with the terms and conditions of, the Gaming Concession Consent or the Land Concessions Consent or (to the extent they imply the effectiveness of the Gaming Concession Consent or the Land Concessions Consent) the Land Security Assignment between the Collateral Agent and the Company or the Land Security Assignment between the Collateral Agent and the Cotai Subsidiary.
(e)          On or prior to the 2016 Restatement Date, (i) the Collateral Agent shall deliver to the Borrower the original Livranças and Livranças Side Letter under (and as defined in) the 2014 Credit  Agreement, marked “cancelled”, and (ii) each Power of Attorney executed (and as defined) under the 2015 Joinder Agreement shall be revoked and terminated.
SECTION 11.          Notices.  All notices hereunder shall be given in accordance with the provisions of Section 10.9 of the Amended Credit Agreement.
SECTION 12.          Applicable Law.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.
SECTION 13.          Jurisdiction.  ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY LOAN PARTY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT (OTHER THAN THE CONSENTS), OR ANY OF THE OBLIGATIONS, MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE, COUNTY

AND CITY OF NEW YORK OR ANY COMPETENT COURT OF MACAU SAR.  BY EXECUTING AND DELIVERING THIS AMENDMENT, EACH LOAN PARTY, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY (A) ACCEPTS GENERALLY AND UNCONDITIONALLY THE NONEXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS; (B) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS; (C) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO THE APPLICABLE LOAN PARTY AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SUBSECTION 10.9 OF THE AMENDED CREDIT AGREEMENT OR TO SUCH PERSON’S AGENT FOR SERVICE OF PROCESS SET FORTH IN SUBSECTION 10.18B OF THE AMENDED CREDIT AGREEMENT; (D) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (C) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER THE APPLICABLE LOAN PARTY IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT; (E) AGREES THAT LENDERS RETAIN THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST ANY LOAN PARTY IN THE COURTS OF ANY OTHER JURISDICTION; AND (F) AGREES THAT THE PROVISIONS OF THIS SECTION 13 RELATING TO JURISDICTION AND VENUE SHALL BE BINDING AND ENFORCEABLE TO THE FULLEST EXTENT PERMISSIBLE UNDER NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1402 OR OTHERWISE.
SECTION 14.          Costs and Expenses.  The Borrower agrees to reimburse the Administrative Agent and the Arrangers for their reasonable and documented out-of-pocket expenses incurred in connection with this Amendment, including the reasonable and documented fees, charges and disbursements of counsel to the Administrative Agent and the Arrangers.
SECTION 15.          Counterparts.  This Amendment may be executed in counterparts and by different parties hereto on different counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract, and shall become effective as provided in Section 9 hereof.  Delivery of an executed signature page to this Amendment by facsimile or other electronic method of transmission shall be effective as delivery of a manually signed counterpart of this Amendment.
SECTION 16.          Headings.  Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.
SECTION 17.          Waiver of Jury Trial.  EACH OF THE PARTIES TO THIS AMENDMENT HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS AMENDMENT.  The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including contract claims, tort claims, breach of duty claims and all other common law and statutory claims.  Each party hereto acknowledges that this waiver is a material inducement to enter into a business relationship, that each has already relied on this waiver in entering into this Amendment and that each will continue to rely on this waiver in their related future dealings.  Each party hereto further warrants and represents that it has reviewed this waiver with its legal counsel and that it knowingly and voluntarily waives its jury trial rights following consultation with legal counsel.  THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 17 AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS.  In the event of litigation, this Amendment may be filed as a written consent to a trial by the court.
[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.
VML US FINANCE LLC, as Borrower

By:	/s/ Chum Kwon Lock Grant
	Name:	Chum Kwan Lock Grant
	Title:	Borrower Designated Officer

[Signature Page to Amendment and Restatement Agreement]

VENETIAN MACAU LIMITED

By:	/s/ Chum Kwan Lock Grant
	Name:	Chum Kwan Lock Grant
	Title:	Director

VENETIAN COTAI LIMITED

By:	/s/ Chum Kwan Lock Grant
	Name:	Chum Kwan Lock Grant
	Title:	Director

VENETIAN ORIENT LIMITED

By:	/s/ Chum Kwan Lock Grant
	Name:	Chum Kwan Lock Grant
	Title:	Director

[Signature Page to Amendment and Restatement Agreement]

BANK OF CHINA LIMITED, MACAU BRANCH, as Administrative Agent, Collateral Agent, Swing Line Lender, Issuing Lender and a Lender

By:	/s/ Wong Iao Kun
	Name:	Wong Iao Kun
	Title:	Deputy Director of Credit Administration Department

[Signature Page to Amendment and Restatement Agreement]